UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2013

(January 22, 2013)

WINDSTREAM CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2013 (the “Closing Date”), Windstream Corporation (the “Company”) announced that it had completed its previously announced private offering of its 6.375% Senior Notes due 2023 (the “Notes”). In connection with the issuance of the Notes, the Company entered into an Indenture, dated as of the Closing Date (the “Indenture”), among the Company, certain subsidiaries of the Company named therein, as guarantors thereto (the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), and a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantors, and Wells Fargo Securities, LLC, as representative of the several initial purchasers of the Notes (the “Initial Purchasers”). The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. A copy of the press release announcing the completion of the offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Indenture

Pursuant to the Indenture, the Company issued and sold to the Initial Purchasers $700 million aggregate principal amount of the Notes. The terms of the Indenture provide that, among other things, the Notes are senior unsecured obligations of the Company and will rank equally with the Company’s unsecured unsubordinated debt, senior to any of the Company’s subordinated debt, and will effectively be subordinated to the Company’s secured debt, including indebtedness under the Company’s Fourth Amended and Restated Credit Agreement, to the extent of the assets securing such debt. The Company’s obligations under the Notes are jointly and severally guaranteed by all of the Company’s domestic subsidiaries that guarantee the borrowings under the Company’s Fourth Amended and Restated Credit Agreement.

Interest on the Notes accrues at a rate of 6.375% per annum. Interest on the Notes is payable semiannually in arrears on February 1 and August 1 of each year, commencing on August 1, 2013. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding January 15 and July 15.

Optional Redemption. At any time prior to February 1, 2018, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, thereon, to the date of redemption. In addition, the Company may redeem some or all of the Notes on or after February 1, 2018, at redemption prices set forth in the Indenture, together with accrued and unpaid interest. At any time prior to February 1, 2016, the Company may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes, including any permitted additional Notes, at a redemption price equal to 106.375% of the principal amount.

Repurchase upon Change of Control. Upon the occurrence of a change in control triggering event (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

Other Covenants. The Indenture contains covenants that limit, among other things, the Company’s and certain of its subsidiaries’ ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) declare or pay any dividend or make any other distributions, (7) make certain investments and (8) merge or consolidate with another person.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

Use of Proceeds. The Company used the net proceeds of this offering to pay the consideration in connection with the Tender Offer and Consent Solicitation (as defined below under Item 8.01), including any accrued and unpaid interest, on the PAETEC 8.875% Notes (as defined below under Item 8.01) tendered pursuant to the Tender Offer and Consent Solicitation together with related fees and expenses. The Company intends to use the remaining net proceeds of the offering, together with available cash, to redeem all of the PAETEC 8.875% Notes that remain outstanding following consummation of the Tender Offer and Consent Solicitation.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture, a copy of which is attached hereto as Exhibit 4.1, and the Notes, the forms of which are attached hereto as Exhibit 4.2, all of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company has agreed, pursuant to the Registration Rights Agreement, to file a registration statement (the “Exchange Offer Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Registered Exchange Offer”) to exchange the Notes for new notes of the Company (the “Exchange Notes”) having terms substantially identical in all material respects to the Notes within 180 days of the Closing Date, and to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC within 210 days of the Closing Date, and to use its commercially reasonable efforts to cause the Registered Exchange Offer to be consummated not later than 240 days following the Closing Date. The Exchange Notes will generally be freely transferable under the Securities Act.

In addition, the Company has agreed under certain circumstances to file one or more shelf registration statements to cover resales of the Notes. In the event that (i) applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer, (ii) for any other reason the Registered Exchange Offer is not consummated within 240 days of the Closing Date, (iii) an Initial Purchaser notifies the Company following consummation of the Registered Exchange Offer that Notes held by such Initial Purchaser are not eligible to be exchanged for the Exchange Notes in the Registered Exchange Offer, or (iv) certain holders of the Notes are not permitted to participate in the Registered Exchange Offer or do not receive fully tradable Exchange Notes pursuant to the Registered Exchange Offer, the Company will, at its cost, (a) promptly file and use its commercially reasonable efforts to cause to become effective no later than 240 days after the Closing Date a shelf registration statement with the SEC covering resales of the Notes and (b) use its commercially reasonable efforts to keep the shelf registration statement continuously effective for a period of one year after its effective date (subject to certain exceptions).

If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes. The Company agrees that if: (i) it does not file an Exchange Offer Registration Statement with respect to the Notes with the SEC on or prior to the 180th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th calendar day following the Closing Date, or (iii) the Registered Exchange Offer is not consummated or a shelf registration statement is not declared effective, in each case on or prior to the 240th day following the Closing Date, (any event described in (i) through (iii) being referred to individually as a “Registration Default”), then the Company will pay additional cash interest on the Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. The Company will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the Notes and the Exchange Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Each of the initial purchasers or an affiliate thereof acts as a lender under the Company’s credit facilities. In addition, affiliates of each of Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, and SunTrust Robinson Humphrey, Inc. act as co-documentation agents under the Company’s senior secured credit facilities. Affiliates of certain initial purchasers also act as bookrunners and arrangers under the Company’s senior secured credit facilities. Furthermore, the Company used the net proceeds of this offering to, among other things, repurchase outstanding PAETEC 8.875% Notes by way of the Tender Offer and Consent Solicitation. The Company engaged Wells Fargo Securities, LLC to act as the sole dealer manager and solicitation agent for the Tender Offer and Consent Solicitation, for which roles Wells Fargo Securities, LLC have received and will receive customary fees. Certain of the initial purchasers may hold PAETEC 8.875% Notes and, if such PAETEC 8.875% Notes have been or will be tendered and accepted in the Tender Offer and Consent Solicitation, have received or will receive a portion of the proceeds of the offering of the Notes.

Refinancing Amendment

On January 23, 2013, the Company announced that it had amended its existing senior secured credit facilities (the “Refinancing Amendment”). The Refinancing Amendment provides for the incurrence of $1,345.0 million of additional term loans, the proceeds of which were used to repay the credit facility tranche A-2 and tranche B-1 term loans due in July 2013 and the credit facility tranche B-2 term loans due in December 2015.

The foregoing description of the Refinancing Amendment is qualified in its entirety by reference to the full text of the Refinancing Amendment and the form of the Fifth Amended and Restated Credit Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

JPMorgan Chase Bank, N.A., which is the administrative agent and collateral agent under the Company’s senior secured credit facilities, Bank of America, N.A., which served as lead arranger and bookrunner on the Refinancing Amendment, certain of the other lenders under the Company’s senior secured credit facilities, and certain of their respective affiliates have performed or may in the future perform various commercial banking, lending, investment banking, financial advisory, trustee, hedging or other services for the Company and its subsidiaries and affiliates, for which they have received or will receive fees and reimbursement of expenses.

A copy of the press release announcing the Refinancing Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Tender Offer and Consent Solicitation

On January 22, 2013, the Company announced the the pricing of its tender offer and solicitation of consents (the “Tender Offer and Consent Solicitation”) for any and all of the outstanding $650.0 million aggregate principal amount of 8.875% Senior Secured Notes due 2017 (the “PAETEC 8.875% Notes”) issued by PAETEC Holding Corp. (“PAETEC”), a wholly-owned subsidiary of the Company. A copy of the press release announcing the pricing of the Tender Offer and Consent Solicitation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On January 23, 2013, the Company also announced the results of the early settlement of the Tender Offer and Consent Solicitation and receipt of the requisite consents to enter into the Eleventh Supplemental Indenture, dated as of January 23, 2013 (the “Eleventh Supplemental Indenture”), among PAETEC, certain subsidiaries of PAETEC and the Company, as guarantors thereto, and The Bank of New York Mellon, as trustee, to the indenture governing the PAETEC 8.875% Notes (as previously amended and supplemented, the “PAETEC Indenture”). As of 5:00 p.m., New York City time, on January 22, 2013 (the “Early Tender Deadline”), approximately $583.3 million aggregate principal amount of the PAETEC 8.875% Notes were tendered (representing approximately 89.7% of the outstanding PAETEC 8.875% Notes). The Company exercised its option to accept for payment and settle the Tender Offer and Consent Solicitation with respect to all PAETEC 8.875% Notes that were validly tendered at or prior to the Early Tender Deadline (the “Early Settlement”). Such Early Settlement occurred on January 23, 2013, concurrently with the closing of the offering of the Notes, and the Eleventh Supplemental Indenture became effective at that time. The Tender Offer and Consent Solicitation will expire at midnight, New York City time, on February 5, 2013, unless extended or earlier terminated by the Company.

The Eleventh Supplemental Indenture eliminates or modifies certain restrictive covenants and other provisions contained in the PAETEC Indenture and releases all of the collateral securing obligations under the PAETEC 8.875% Notes. A copy of the Eleventh Supplemental Indenture is attached hereto as Exhibit 4.4 and is incorporated herein by reference. A copy of the press release announcing the early results of the Tender Offer and Consent Solicitation is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of January 23, 2013, among Windstream Corporation, certain subsidiaries of Windstream Corporation, as guarantors thereto, and U.S. Bank National Association, as trustee.

4.2	Form of 6.375% Senior Note due 2023 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of January 23, 2013, among Windstream Corporation, certain Subsidiaries of Windstream Corporation, and Wells Fargo Securities, LLC, as representative of the several initial purchases of the 6.375% Senior Notes due 2023 of Windstream Corporation.

4.4	Eleventh Supplemental Indenture, dated as of January 23, 2013, among PAETEC Holding Corp., certain subsidiaries of PAETEC Holding Corp. and Windstream Corporation, as guarantors thereto, and The Bank of New York Mellon, as trustee.

10.1	Refinancing Amendment.

10.2	Form of Fifth Amended and Restated Credit Agreement (included in Exhibit 10.1).

99.1	Press Release, dated January 23, 2013, announcing the completion of the offering of 6.375% Senior Notes due 2023.

99.2	Press Release, dated January 23, 2013, with respect to Refinancing Amendment.

99.3	Press Release, dated January 22, 2013, announcing the pricing of the Tender Offer and Consent Solicitation.

99.4	Press Release, dated January 23, 2013, announcing the results of the early settlement of the Tender Offer and Consent Solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

Date: January 23, 2013

EXHIBIT INDEX

Exhibit	Description

Exhibit Number	Description

4.1	Indenture, dated as of January 23, 2013, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto, and U.S. Bank National Association, as trustee.

4.2	Form of 6.375% Senior Note due 2023 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of January 23, 2013, among Windstream Corporation, certain Subsidiaries of Windstream Corporation, and Wells Fargo Securities, LLC, as representative of the several initial purchases of the 6.375% Senior Notes due 2023 of Windstream Corporation.

4.4	Eleventh Supplemental Indenture, dated as of January 23, 2013, among PAETEC Holding Corp., certain subsidiaries of PAETEC Holding Corp. and Windstream Corporation as guarantors thereto, and The Bank of New York Mellon, as trustee.

10.1	Refinancing Amendment.

10.2	Form of Fifth Amended and Restated Credit Agreement (included in Exhibit 10.1).

99.1	Press Release, dated January 23, 2013, announcing the completion of the offering of 6.375% Senior Notes due 2023.

99.2	Press Release, dated January 23, 2013, with respect to Refinancing Amendment.

99.3	Press Release, dated January 22, 2013, announcing the pricing of the Tender Offer and Consent Solicitation.

99.4	Press Release, dated January 23, 2013, announcing the results of the early settlement of the Tender Offer and Consent Solicitation.